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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 7, 2003

Commission File Number 1-9317

HRPT PROPERTIES TRUST

Maryland	04-6558834
(State of Organization)	(IRS Employer Identification No.)
400 Centre Street, Newton, Massachusetts 02458 617-332-3990

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c)
Exhibits

        HRPT Properties Trust (the "Company") hereby furnishes the following exhibit:

  99.1
  Press release dated August 7, 2003.

Item 12. Results of Operations and Financial Condition.

        On August 7, 2003, the Company issued a press release setting forth the Company's results of operations and financial condition for the quarter and six months ended June 30, 2003. A copy of the Company's press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HRPT PROPERTIES TRUST
By:	/s/ JOHN C. POPEO John C. Popeo Treasurer and Chief Financial Officer Dated: August 12, 2003

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  Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
  Item 12. Results of Operations and Financial Condition.
SIGNATURES